Execution Version Dated 27 January 2021 BORR DRILLING LIMITED as the Parent BORR IHC LIMITED as the IHC the Subsidiaries of the Parent listed in Schedule 1 (List of parties) as "Purchasers" as the Purchasers the Subsidiaries of the Parent listed in Schedule 1 (List of parties) as "Debtors" as the Debtors KEPPEL FELS LIMITED as the Builder and OFFSHORE PARTNERS PTE. LTD. as the Creditor SECOND FRAMEWORK DEED PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 i TABLE OF CONTENTS Contents Page 1. Definitions and interpretation............................................................................ 2 2. Overriding principle ........................................................................................... 5 3. Effective Date...................................................................................................... 5 4. Amendments and supplements......................................................................... 6 5. Savings provisions............................................................................................16 6. Indemnities, costs and expenses.....................................................................18 7. Representations ................................................................................................19 8. General undertakings........................................................................................19 9. Changes to the Parties......................................................................................24 10. Notices ...............................................................................................................24 11. Partial invalidity.................................................................................................25 12. Remedies, rights and waivers ..........................................................................25 13. Counterparts......................................................................................................26 14. Governing law....................................................................................................26 15. Enforcement ......................................................................................................26 Schedule 1 List of parties.............................................................................................27 Schedule 2 Conditions precedent and conditions subsequent.................................29 PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 1 This second framework deed (this "Deed") is made on 27 January 2021 between: (1) BORR DRILLING LIMITED, a company incorporated under the laws of Bermuda with Company No. 51741 and having its registered address at. S.E. Pearman Building, 2nd Floor, 9 Par-la-Ville Road, Hamilton HM11 Bermuda, as the parent (the "Parent"); (2) BORR IHC LIMITED, a company incorporated under the laws of Bermuda with Company No. 55669 and having its registered address at S.E. Pearman Building, 2nd Floor, 9 Par-la-Ville Road, Hamilton HM11 Bermuda, as the intermediate holding company (the "IHC"); (3) the Subsidiaries of the Parent listed in Schedule 1 (List of parties) as "Purchasers", as the purchasers (the "Purchasers"); (4) the Subsidiaries of the Parent listed in Schedule 1 (List of parties) as "Debtors", as the debtors (the "Debtors"); (5) KEPPEL FELS LIMITED, a company incorporated under the laws of Singapore with UEN 196700147N and having its registered address at 50 Gul Road Singapore 629351, as the builder (the "Builder"); and (6) OFFSHORE PARTNERS PTE. LTD., a company incorporated under the laws of Singapore with UEN 200917024M and having its registered address at 50 Gul Road Singapore 629351, as the creditor (the "Creditor"). Whereas: (A) Each Party has entered into the First Framework Deed and one or more Original Documents. (B) The Original Obligors have requested the Creditor Parties to agree to amend and supplement the terms of the Original Documents in accordance with the terms and conditions of this Deed. The amendments and supplements to the Original Documents in accordance with the terms and conditions of this Deed are a part of series of cross-conditional agreements with various stakeholders of the Group (including the Creditor Parties) which, as a whole, will improve the Group's and each Obligor's liquidity and its financial stability in the period following the Effective Date. (C) The Parties have entered into this Deed to amend and supplement the Original Documents in accordance with the terms and conditions of this Deed. (D) In consideration of the Creditor Parties entering into this Deed, each Obligor has agreed to enter into the Supplemental Security Documents to which it is a party. (E) Each Obligor (after giving due consideration to the terms and conditions of the Relevant Documents and satisfying itself that there are reasonable grounds for believing that the execution by it of this Deed will benefit it) is satisfied that entering into this Deed and the other Relevant Documents to which it is a party is for the purposes and to the benefit of itself and its business. PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 2 It is agreed as follows: 1. Definitions and interpretation 1.1 Definitions In this Deed (including the recitals above), terms defined in the First Framework Deed shall have the same meaning when used in this Deed unless the context otherwise requires or otherwise defined in this Deed. In addition: "Amended Construction Contract" means any Original Construction Contract, as amended and/or supplemented by this Deed on the Effective Date. "Amended Credit Agreement" means any Original Credit Agreement, as amended and/or supplemented by this Deed on the Effective Date. "Amended Document" means any Original Document, as amended and/or supplemented by this Deed on the Effective Date. "Construction Contract" means: (a) prior to the Effective Date, any Original Construction Contract; or (b) on and after the Effective Date, any Amended Construction Contract. "Credit Agreement" means any New Credit Agreement or: (a) prior to the Effective Date, any Original Credit Agreement; or (b) on and after the Effective Date, any Amended Credit Agreement. "Creditor Party" means the Builder or the Creditor. "Effective Date" has the meaning given to it in Clause 3 (Effective Date). "First Framework Deed" means the framework deed dated 5 June 2020 and originally entered into between, amongst others, the Parent, the Purchasers, the Debtor, the Builder, and the Creditor. "Original Construction Contract" means: (a) the Original Construction Contract (B380 HULDRA); (b) the Original Construction Contract (B381 HEIDRUN); (c) the Original Construction Contract (B366 TIVAR); (d) the Original Construction Contract (B367 VALE); or PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 3 (e) the Original Construction Contract (B368 VAR). "Original Construction Contract (B380 HULDRA)" means the Original Construction Contract (B380 HULDRA) as defined in, and as amended and supplemented by the First Framework Deed. "Original Construction Contract (B381 HEIDRUN)" means the Original Construction Contract (B381 HEIDRUN) as defined in, and as amended and supplemented by the First Framework Deed. "Original Construction Contract (B366 TIVAR)" means the Original Construction Contract (B366 TIVAR) as defined in, and as amended and supplemented by the First Framework Deed. "Original Construction Contract (B367 VALE)" means the Original Construction Contract (B367 VALE) as defined in, and as amended and supplemented by the First Framework Deed. "Original Construction Contract (B368 VAR)" means the Original Construction Contract (B368 VAR) as defined in, and as amended and supplemented by the First Framework Deed. "Original Credit Agreement" means: (a) the Original Credit Agreement (B358 HILD); (b) the Original Credit Agreement (B360 HEIMDAL); (c) the Original Credit Agreement (B361 HERMOD); (d) the Original Credit Agreement (B380 HULDRA); or (e) the Original Credit Agreement (B381 HEIDRUN). "Original Credit Agreement (B358 HILD)" means the Original Credit Agreement (B358 HILD) as defined in, and as amended and supplemented by the First Framework Deed, and as further amended and/or supplemented by a consent agreement dated on or about 8 July 2020 and entered into between, amongst others, the Parent, the IHC, the relevant Debtor party thereto and the Creditor. "Original Credit Agreement (B360 HEIMDAL)" means the Original Credit Agreement (B360 HEIMDAL) as defined in, and as amended and supplemented by the First Framework Deed, and as further amended and/or supplemented by a consent agreement dated on or about 8 July 2020 and entered into between, amongst others, the Parent, the IHC, the relevant Debtor party thereto and the Creditor. "Original Credit Agreement (B361 HERMOD)" means the Original Credit Agreement (B361 HERMOD) as defined in, and as amended and supplemented by the First Framework Deed, and as further amended and/or supplemented by a consent agreement dated on or about 8 PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 4 July 2020 and entered into between, amongst others, the Parent, the IHC, the relevant Debtor party thereto and the Creditor. "Original Credit Agreement (B380 HULDRA)" means the Original Credit Agreement (B380 HULDRA) as defined in, and as amended and supplemented by the First Framework Deed, and as further amended and/or supplemented by a consent agreement dated on or about 8 July 2020 and entered into between, amongst others, the Parent, the IHC, the relevant Debtor party thereto and the Creditor. "Original Credit Agreement (B381 HEIDRUN)" means the Original Credit Agreement (B381 HEIDRUN) as defined in, and as amended and supplemented by the First Framework Deed, and as further amended and/or supplemented by a consent agreement dated on or about 8 July 2020 and entered into between, amongst others, the Parent, the IHC, the relevant Debtor party thereto and the Creditor. "Original Document" has the meaning given to the term "Amended Document" in the First Framework Deed. "Other Secured Agreement" has the meaning given to it in Clause 8.2 (Repayment of Other Secured Agreements). "Party" means a party to this Deed. "Supplemental Security Document" has the meaning given to it in paragraph 3(b) of Part 1 (Conditions precedent) of Schedule 2 (Conditions precedent and conditions subsequent). 1.2 Construction and interpretation (a) Clause 1.2 (Construction and interpretation) of the First Framework Deed applies to this Deed mutatis mutandis as if it were expressly incorporated herein. (b) In addition, unless a contrary indication appears, any reference in the Relevant Documents to the "IHC", shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Relevant Documents. 1.3 Third party rights (a) Unless expressly provided to the contrary in this Deed, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Deed. (b) Notwithstanding any term of this Deed, the consent of any person who is not a Party is not required to rescind or vary this Deed at any time. (c) Any Receiver or Delegate may enforce and/or enjoy the benefit of any term of this Deed which expressly confers rights on it pursuant to the Third Parties Act. 1.4 Entire agreement PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 5 This Deed constitutes the entire agreement between the Parties in relation to the transactions contemplated in this Deed and supersedes any previous agreement, whether express or implied, regarding the transactions contemplated in this Deed. 1.5 Designation The Parties designate this Deed and each Supplemental Security Document as: (a) a "Relevant Document" under the First Framework Deed; and (b) a "Finance Document" under each Credit Agreement. 2. Overriding principle If there is any conflict or inconsistency between the provisions of any Original Document and the provisions of this Deed, the provisions of this Deed will prevail and will supersede the terms of such Original Document. 3. Effective Date 3.1 Conditions precedent (a) The provisions of Clause 4 (Amendments and supplements), Clause 5 (Savings provisions) and Clause 8 (General undertakings) shall only be effective on the date (the "Effective Date") on which each Creditor Party notifies the Obligors' Agent that it has received all of the documents and other evidence listed in and appearing to comply with the requirements of Part 1 (Conditions precedent) of Schedule 2 (Conditions precedent and conditions subsequent). (b) Each Creditor Party shall notify the Obligors' Agent promptly upon receiving such documents and other evidence referred to in paragraph (a) above, provided that such Creditor Party shall not be obliged to do so unless the representations to be made by each Obligor are true in all material respects. 3.2 Conditions subsequent Following the Effective Date, the Obligors shall deliver or cause to be delivered to the Creditor Parties the additional documents and other evidence listed in Part 2 (Conditions subsequent) of Schedule 2 (Conditions precedent and conditions subsequent) within the time periods specified therein. 3.3 Waiver of conditions precedent and conditions subsequent The conditions precedent and conditions subsequent set out in this Clause 3 are inserted for the sole benefit of the Creditor Parties, and may be waived in writing in whole or in part and with or without conditions by the Creditor Parties on or before the relevant due date without prejudicing the right of the Creditor Parties to require fulfilment of such conditions in whole or in part at any time thereafter. PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 6 3.4 Form and content All documents and evidence delivered to the Creditor Parties under this Clause 3 shall: (a) be in form and substance reasonably acceptable to the Creditor Parties; (b) (to the extent applicable) be in full force and effect and consummated in accordance with all applicable laws; (c) if it is not in English, and if so required by the Creditor Parties, be accompanied by a certified English translation; and (d) if required by the Creditor Parties, be certified, notarised, legalised or attested in a manner acceptable to the Creditor Parties (acting reasonably). 3.5 Long-stop date If the Effective Date does not occur by 31 January 2021 (or such later date as may be notified by the Creditor Parties to the Obligors), the Effective Date shall not occur and Clause 4 (Amendments and supplements), Clause 5 (Savings provisions) and Clause 8 (General undertakings) shall be void ab initio and cease to be in force and effect. 4. Amendments and supplements Each Original Document mentioned below and (to the extent necessary or desirable to give effect to the provisions of this Clause 4) any Finance Document (as defined in any Credit Agreement) (the "Relevant Original Documents") shall be amended and supplemented in the manner set out in this Clause 4 so that the rights and obligations of the Parties under each Relevant Original Document which it is party to shall, on and after the Effective Date, be governed by, and construed in accordance with, the provisions of that Relevant Original Document as amended and supplemented by this Deed. 4.1 B366 TIVAR (a) Deferred delivery: article VIII.1 of the Original Construction Contract (B366 TIVAR) shall be amended and restated in the following manner: "The VESSEL shall be delivered by the BUILDER to the BUYER at the SHIPYARD, safely afloat on or about 1 May 2023 (the "SCHEDULED DELIVERY DATE") after completion of satisfactory Commissioning and Major trials and acceptance by the BUYER in accordance with ARTICLE VII. Note that this date may be extended, taking into account all PERMISSIBLE DELAYS which arise after the ACCEPTANCE DATE (the "EXTENDED DELIVERY DATE").". (b) Holding costs / cost cover: all "holding costs" and "cost cover" (including any "holding costs" or "cost cover" payable on 1 January 2021 and subsequently deferred to 31 January 2021) under the Original Construction Contract (B366 TIVAR) shall continue to accrue in accordance PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 7 with the terms thereof but shall be payable in accordance with paragraph (b) of Clause 4.6 (Construction Contracts generally) notwithstanding any payment dates specified in article XI.2(a)(iv) or article XI.2(a)(v) of the Original Construction Contract (B366 TIVAR). 4.2 B367 VALE (a) Deferred delivery: article VIII.1 of the Original Construction Contract (B367 VALE) shall be amended and restated in the following manner: "The VESSEL shall be delivered by the BUILDER to the BUYER at the SHIPYARD, safely afloat on or about 30 July 2023 (the "SCHEDULED DELIVERY DATE") after completion of satisfactory Commissioning and Major trials and acceptance by the BUYER in accordance with ARTICLE VII. The BUYER may, by giving the BUILDER at least one year's prior written notice, nominate an earlier SCHEDULED DELIVERY DATE, but subject always to the earlier SCHEDULED DELIVERY DATE being mutually agreed by the BUYER and the SHIPYARD. Note this date may be extended, taking into account all PERMISSIBLE DELAYS, in which case the VESSEL shall be delivered by the BUILDER at the SHIPYARD safely afloat on or before the "EXTENDED DELIVERY DATE" after completion of satisfactory trials and acceptance by the BUYER in accordance with the terms of ARTICLE VII.". (b) Cost cover: all "cost cover" (including any "cost cover" payable on 1 January 2021 and subsequently deferred to 31 January 2021) under the Original Construction Contract (B367 VALE) shall continue to accrue in accordance with the terms thereof but shall be payable in accordance with paragraph (b) of Clause 4.6 (Construction Contracts generally) notwithstanding any payment dates specified in article XI.2(a)(v) of the Original Construction Contract (B367 VALE). 4.3 B368 VAR (a) Deferred delivery: article VIII.1 of the Original Construction Contract (B368 VAR) shall be amended and restated in the following manner: "The VESSEL shall be delivered by the BUILDER to the BUYER at the SHIPYARD, safely afloat on or about 15 September 2023 (the "SCHEDULED DELIVERY DATE") after completion of satisfactory Commissioning and Major trials and acceptance by the BUYER in accordance with ARTICLE VII. The BUYER may, by giving the BUILDER at least one year's prior written notice, nominate an earlier SCHEDULED DELIVERY DATE, but subject always to the earlier SCHEDULED DELIVERY DATE being mutually agreed by the BUYER and the SHIPYARD. Note this date may be extended, taking into account all PERMISSIBLE DELAYS, in which case the VESSEL shall be delivered by the BUILDER at the SHIPYARD safely afloat on or before the "EXTENDED DELIVERY DATE" after completion of satisfactory trials and acceptance by the BUYER in accordance with the terms of ARTICLE VII.". PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 8 (b) Cost cover: all "cost cover" (including any "cost cover" payable on 1 January 2021 and subsequently deferred to 31 January 2021) under the Original Construction Contract (B368 VAR) shall continue to accrue in accordance with the terms thereof but shall be payable in accordance with paragraph (b) of Clause 4.6 (Construction Contracts generally) notwithstanding any payment dates specified in article XI.2(a)(v) of the Original Construction Contract (B368 VAR). 4.4 B380 HULDRA (a) Deferred delivery: article 8.1 of the Original Construction Contract (B380 HULDRA) shall be amended and restated in the following manner: "Provided that the Builder shall have fulfilled all of its obligations under the Contract required to, be performed by it prior to or concurrently upon delivery of the Rig to the Owner, the Rig shall be delivered by the Builder to the Owner at the Yard on 30 October 2023, or if such date does not fall on a Business Day, then on the next Business Day immediately thereafter (the "Scheduled Delivery Date"), except that, in the event of delays in the construction of the Rig or any performance required under this Contract due to causes which under the terms of this Contract permit the postponement of the date for delivery, aforementioned date for delivery of the Rig shall be postponed accordingly provided that if the same does not fall on a Business Day, then such date will be construed as falling on the next Business Day immediately after that date. The aforementioned date or such later date to which the requirement of delivery is postponed pursuant to such terms, is herein called the "Delivery Date".". (b) Holding costs: all "holding costs" (including any "holding costs" payable on 1 January 2021 and subsequently deferred to 31 January 2021) under the Original Construction Contract (B380 HULDRA) shall continue to accrue in accordance with the terms thereof except that the last day of accrual shall be extended from 31 December 2021 to the date on which B380 HULDRA is delivered to its Purchaser. All such “holding costs” shall be payable in accordance with paragraph (b) of Clause 4.6 (Construction Contracts generally) notwithstanding any payment dates specified in article 3.3A of the Original Construction Contract (B380 HULDRA). (c) Principal payments: article 3.3 of the Original Construction Contract (B380 HULDRA) shall be amended and restated in the following manner: "The balance of Eighty Six Million Four Hundred Thousand United States Dollars (US$86,400,000.00), being 60% of the Rig Purchase Price, plus US$4,500,000, being an additional deferred payment instalment, shall become due and payable by the Owner to the Builder on the following dates: 3.3.1 not used; 3.3.2 an amount of US$6,625,000 shall be payable on 30 June 2023; 3.3.3 an amount of US$6,625,000 shall be payable on 30 September 2023; and PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 9 3.3.4 an amount of US$73,150,000 plus US$4,500,000 (plus or minus any increase or decrease in the Rig Purchase Price pursuant to Article 4) shall be payable on the Delivery Date.". 4.5 B381 HEIDRUN (a) Deferred delivery: article 8.1 of the Original Construction Contract (B381 HEIDRUN) shall be amended and restated in the following manner: "Provided that the Builder shall have fulfilled all of its obligations under the Contract required to, be performed by it prior to or concurrently upon delivery of the Rig to the Owner, the Rig shall be delivered by the Builder to the Owner at the Yard on 15 December 2023, or if such date does not fall on a Business Day, then on the next Business Day immediately thereafter (the "Scheduled Delivery Date"), except that, in the event of delays in the construction of the Rig or any performance required under this Contract due to causes which under the terms of this Contract permit the postponement of the date for delivery, aforementioned date for delivery of the Rig shall be postponed accordingly provided that if the same does not fall on a Business Day, then such date will be construed as falling on the next Business Day immediately after that date. The aforementioned date or such later date to which the requirement of delivery is postponed pursuant to such terms, is herein called the "Delivery Date".". (b) Holding costs: all "holding costs" (including any "holding costs" payable on 1 January 2021 and subsequently deferred to 31 January 2021) under the Original Construction Contract (B381 HEIDRUN) shall continue to accrue in accordance with the terms thereof except that the last day of accrual shall be extended from 31 December 2021 to the date on which B381 HEIDRUN is delivered to its Purchaser. All such “holding costs” shall be payable in accordance with paragraph (b) of Clause 4.6 (Construction Contracts generally) notwithstanding any payment dates specified in article 3.3A of the Original Construction Contract (B381 HEIDRUN). (c) Principal payments: article 3.3 of the Original Construction Contract (B381 HEIDRUN) shall be amended and restated in the following manner: "The balance of Eighty Six Million Four Hundred Thousand United States Dollars (US$86,400,000.00), being 60% of the Rig Purchase Price, plus US$4,500,000, being an additional deferred payment instalment, shall become due and payable by the Owner to the Builder on the following dates: 3.3.1 not used; 3.3.2 an amount of US$6,625,000 shall be payable on 30 June 2023; 3.3.3 an amount of US$6,625,000 shall be payable on 30 September 2023; and PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 10 3.3.4 an amount of US$73,150,000 plus US$4,500,000 (plus or minus any increase or decrease in the Rig Purchase Price pursuant to Article 4) shall be payable on the Delivery Date.". 4.6 Construction Contracts generally Each Construction Contract shall be deemed to be amended to the extent necessary or desirable to give effect to the purpose and intent of the following: (a) Delivery contingent on no Event of Default: for the avoidance of doubt, the Builder shall not be obliged to deliver any Vessel under any Construction Contract at any time whilst an Event of Default is continuing. (b) Payment of holding costs / cost cover: (i) All "holding costs" and "cost cover" under each Construction Contract shall continue to accrue in accordance with the terms thereof. Subject to paragraphs (ii) to (iv) and paragraph 4.6(d)(iii) below: (A) all unpaid "holding costs" or "cost cover" accrued or accruing on or before 1 January 2024 (including for the avoidance of doubt any "holding costs" or "cost cover" which have accrued prior to the date of this Deed), shall be payable on the earlier of: (1) the date on which the relevant Vessel is delivered to the relevant Purchaser; and (2) 1 January 2024; (B) all "holding costs" or "cost cover" accruing after 1 January 2024, shall be payable in advance up to the next payment date on each of the following dates in each calendar year: 1 January, 1 April, 1 July and 1 October. (ii) The Purchasers and the Debtors shall procure that the following amounts are paid by or on behalf of the Purchaser and the Debtors to the Creditor Parties to be applied in accordance with paragraph (iii) below: (A) by 31 December 2021, an aggregate amount of US$6,000,000; (B) by 31 December 2022, an aggregate amount of US$12,000,000; and (C) by 20 May 2023, an aggregate amount of US$18,000,000. (iii) The Creditor Parties shall apply all payments received by it pursuant to paragraph (ii) in the following order: (A) firstly, in or towards payment pro rata of any "cost cover" which has accrued under the Construction Contracts; PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 11 (B) second, in or towards payment pro rata of any "holding costs" which has accrued under the Construction Contracts; (C) thirdly, in or towards payment pro rata of any other sum due but unpaid under clause 7 (Indemnities, costs and expenses) of the First Framework Deed and/or Clause 6 (Indemnities, costs and expenses); (D) fourthly, in or towards payment pro rata of any other sum due but unpaid under the Relevant Documents; (E) fifthly, in or towards payment pro rata of any sum due but unpaid owing by either BORR SAGA INC and/or BORR SKALD INC to the Builder under or as evidenced by the purchase order number P23031 and the purchase order number P23032 issued by BORR SAGA INC and BORR SKALD INC respectively; and (F) sixthly, in or towards prepayment of such amounts which may become due under the Construction Contracts as determined by the Creditor Parties, and (G) seventhly, any surplus shall be repaid to the Parent. (iv) Paragraph (iii) above will override any appropriation made, or directed to be applied in some other manner, by an Obligor. (c) Builder's warranties: the builder's warranties and/or guarantee under each Construction Contract shall be deemed to have lapsed, and each Construction Contract shall be logically amended to the extent necessary to give effect to the purpose and the intent of foregoing, including the following amendments: (i) Article 12 of the Original Construction Contract (B380 HULDRA) and the Original Construction Contract (B381 HEIDRUN) shall be deleted in its entirety. (ii) Article X of the Original Construction Contract (B366 TIVAR), the Original Construction Contract (B367 VALE) and the Original Construction Contract (B368 VAR) shall be deleted in its entirety. (iii) The words "and (C) nothing herein shall affect or diminish the BUILDER's obligations under ARTICLE X of this CONTRACT" shall be deleted from the first paragraph of Article VIII.4 of the Original Construction Contract (B366 TIVAR) (iv) The words "except as set out in ARTICLE X" shall be deleted from the first paragraph of Article VIII.4 of the Original Construction Contract (B367 VALE) and the Original Construction Contract (B368 VAR). (d) Right to sell: (i) Offer Notice: The Builder may at any time (whether or not an Event of Default has occurred or is continuing, and whether or not the relevant Purchaser is in default PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 12 under the relevant Construction Contract) sell any Vessel (a “Relevant Vessel”) under any Construction Contract, provided that the Relevant Vessel has not been delivered to the relevant Purchaser under that Construction Contract, to any person (a "Potential Buyer") if: (A) the Builder has given the relevant Purchaser written notice (an "Offer Notice") of its intent to sell the Relevant Vessel to the Potential Buyer, specifying the proposed terms of such sale, the proposed sale price (the "Offer Price"), the proposed date of such sale (and provided that such date is no earlier than 30 days from the date of the Offer Notice) (“Proposed Sale Date”) and proposed delivery date for the Relevant Vessel (such date being no earlier than 60 days from the date of the Offer Notice) (“Proposed Delivery Date”); and (B) the Purchaser has not validly accepted the Offer Notice in accordance with paragraph (ii) below or has rejected the offer made pursuant to that Offer Notice; and (C) within 30 days of the date of such an acceptance or rejection, the Builder has entered into an agreement to sell Relevant Vessel to a Potential Buyer (such sale to be on or around the Proposed Sale Date). (ii) Acceptance of Offer Notice: A Purchaser may effect acceptance of an Offer Notice by: (A) giving written notice (an "Acceptance Notice") to the Builder of its acceptance of that Offer Notice within 15 days of its issuance; and (B) in the Purchaser's sole discretion: (1) providing evidence (no later than 15 days from the date of the Acceptance Notice and in form and substance satisfactory to the Builder acting reasonably) to the Builder that it is or will, on the Proposed Delivery Date, be able to pay all amounts that would be payable under the terms of the relevant Construction Contract: (A) on the basis of the delivery date being brought forward to the Proposed Delivery Date; and (B) (except in the case of B366 TIVAR) taking into account any credit financing to be provided thereunder or under the terms of the Credit Agreement for the Relevant Vessel. In such case the relevant Purchaser must also demonstrate to the Builder’s satisfaction (acting reasonably) that all such amounts as are to be financed can be refinanced or repaid in full within 180 days from the delivery date of the Relevant Vessel; PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 13 OR (2) providing evidence (no later than 15 days from the date of the Acceptance Notice and in form and substance satisfactory to the Builder acting reasonably) to the Builder that it is or will, on the Proposed Delivery Date, be able to pay all the Offer Price on the terms set out in the Offer Notice. The issuance of an Offer Notice and the operation of this clause shall not constitute an Event of Default. Acceptance of an Offer Notice shall only be valid on the date the Builder notifies the relevant Purchaser that it has received such evidence referred to in paragraph (B) above (pursuant to the relevant option). To the extent an Offer Notice is validly accepted by the Purchaser under this paragraph (ii): (X) in the case of the Option (B)(1) above, the Construction Contract shall be amended in accordance with this clause, and (except in the case of B366 TIVAR) any credit financing terms thereunder or under a Credit Agreement shall be deemed to be amended to require that all such amounts as are financed must be refinanced or repaid in full within 180 days from the delivery date of the Relevant Vessel; and (Y) in the case of the Option (B)(2) above, the Purchaser shall purchase the Relevant Vessel on the terms and for the Offer Price set out in the Offer Notice. (iii) Sale to Potential Buyer or Purchaser: If the Builder has entered into an agreement to sell a Vessel to a Potential Buyer in accordance with paragraph (i) above or to the Purchaser in accordance with clause 4.6(d)(ii)(Y) above, the relevant Construction Contract shall be deemed to be automatically terminated and the Builder shall not be obliged to deliver that Vessel to the relevant Purchaser under that Construction Contract, provided that: (A) such termination shall not be considered a default on the part of either that Purchaser or the Builder under that Construction Contract and the obligations or each party in respect of purchase and delivery of the Vessel and payment of sums due under that Construction Contract (other than those set out in paragraph (C) below) shall be deemed to have been performed for the purposes of the relevant Construction Contract, clause 6.3 of the First Framework Deed and the relevant Buyer Parent Guarantee (as defined in that Construction Contract, if relevant) or the relevant Borr Guarantee (as defined in that Construction Contract, if relevant) in relation to that Construction Contract; (B) any provision of that Construction Contract which is expressed to survive a termination of that Construction Contract, and which would apply in the event PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 14 that delivery of the Relevant Vessel has validly occurred and the Purchaser has paid the amounts due in respect of the delivery of the Relevant Vessel, shall survive the termination of that Construction Contract; (C) that Purchaser shall remain liable to pay to the Builder the amounts of any "holding costs" plus 50 % of "cost cover" plus any amounts arising under any indemnities under that Construction Contract, in each case, which have accrued on or before the date of such termination under that Construction Contract less the amount of any payments made in accordance with clause 4.6(b)(iii) and applied towards such "holding costs", "cost cover" or amounts arising under any indemnities under that Construction Contract (the "Termination Payment"). The Termination Payment shall be payable by the relevant Purchaser on the later of 1 May 2023 or the date of the relevant termination; (D) following receipt by the Builder of the Termination Payment: (1) the Parent shall be released and discharged from the relevant Buyer Parent Guarantee (as defined in that Construction Contract, if relevant) or the relevant Borr Guarantee (as defined in that Construction Contract, if relevant) in relation to that Construction Contract; and (2) that relevant Construction Contract and the relevant Buyer Parent Guarantee (as defined in that Construction Contract, if relevant) or the relevant Borr Guarantee (as defined in that Construction Contract, if relevant) in relation to that Construction Contract shall cease to be Relevant Documents under the First Framework Deed; and (E) the Builder shall be entitled to retain, and shall not be obliged to refund any amounts received by the Builder under that Construction Contract. 4.7 B358 HILD, B360 HEIMDAL and B361 HERMOD (a) Deferred payment: the following amendments shall be made to the loan facility(ies) being made available under the Original Credit Agreement (B358 HILD), the Original Credit Agreement (B360 HEIMDAL) and the Original Credit Agreement (B361 HERMOD): (i) The definition of the term "Final Repayment Date" in that Credit Agreement shall be amended and restated in the following manner: (A) In relation to the Original Credit Agreement (B358 HILD): ""Final Repayment Date" means 22 April 2026, being the date falling 6 years from the date of the borrowing of the Loan or such earlier date when the final PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 15 instalment under Clause 6.1 (Repayment) falls due, or such later date as may be agreed to by the Creditor at its absolute discretion.". (B) In relation to the Original Credit Agreement (B360 HEIMDAL): ""Final Repayment Date" means 15 January 2026, being the date falling 6 years from the date of the borrowing of the Loan or such earlier date when the final instalment under Clause 6.1 (Repayment) falls due, or such later date as may be agreed to by the Creditor at its absolute discretion.". (C) In relation to the Original Credit Agreement (B361 HERMOD): ""Final Repayment Date" means 15 October 2025, being the date falling 6 years from the date of the borrowing of the Loan or such earlier date when the final instalment under Clause 6.1 (Repayment) falls due, or such later date as may be agreed to by the Creditor at its absolute discretion.". (ii) Clause 5.4 of that Credit Agreement shall be amended and restated in the following manner shown below. The obligation of the Debtor to pay accrued interest under that Credit Agreement is in addition to the obligations of the Purchasers and the Debtors to make the payments required under Clause 4.6(b)(ii) above. "5.4 Interest shall accrue from day to day, and shall be paid in arrears as follows: (a) First Interest Payment: all accrued interest on the Loan up to the date falling on the third anniversary of the date of the borrowing of the Loan shall be paid on 1 May 2023 (the "First Interest Payment Date") (and until such date, the interest accrued over the preceding Interest Periods shall not be compounded); (b) Second Interest Payment: all accrued interest on the Loan from the period beginning on the third anniversary of the date of the borrowing of the Loan up to and including the fourth anniversary of the date of the borrowing of the Loan shall be paid on the fourth anniversary of the date of the borrowing of the Loan; and (c) Subsequent Interest Payments: thereafter, on each Interest Payment Date." 4.8 Others (a) The following shall be incorporated as a defined term in the First Framework Deed: ""Second Framework Deed" means the second framework deed dated on or about 27 January 2021 and entered into between, amongst others, the Parent, BORR IHC LIMITED, the Purchasers, the Debtors, the Builder, and the Creditor.". (b) The following shall be incorporated as defined term(s) in each Original Construction Contract and each Original Credit Agreement: PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 16 ""Second Framework Deed" means the second framework deed dated on or about 27 January 2021 and entered into between, amongst others, the parties to the Framework Deed and BORR IHC LIMITED.". (c) Clause 11.2 of the First Framework Deed shall be amended and restated in the following manner: "11.2 Material undertakings Any Obligor does not comply with the provisions of: (a) paragraph (c) of Clause 3.1 (Conditions precedent); (b) Clause 3.2 (Conditions subsequent); (c) Clause 9.5 (Notification of certain events); or (d) clause 3.2 (Conditions subsequent) of the Second Framework Deed.". (d) The definition of the term "Finance Documents" in each Original Credit Agreement shall be amended and restated in the following manner: ""Finance Documents" means this Agreement, the Security Documents, the Framework Deed, the Second Framework Deed, the "Relevant Documents" as defined in the Framework Deed and any other document from time to time designated as a Finance Document by the Purchaser and the Creditor, and "Finance Document" means any one of them as the context so requires.". (e) The following shall be incorporated as a new paragraph (h) in the definition of the term "Security Documents" in each Original Credit Agreement: "(h) each Supplemental Security Document (as defined in the Second Framework Deed).". 5. Savings provisions 5.1 Continuing obligations (a) Each Amended Document and this Deed shall be read and construed as one document and this Deed shall be considered as part of that Amended Document and, without prejudice to the generality of the foregoing, where the context so allows: (i) references in each Relevant Document to "this Agreement" or "this Deed", howsoever expressed, shall be read and construed as references to that Relevant Document as amended and/or supplemented by this Deed; and PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 17 (ii) references in any Relevant Document to any other Relevant Document, howsoever expressed, shall be construed to include the latter mentioned Relevant Document as amended and/or supplemented by this Deed. (b) Except to the extent expressly amended and/or supplemented by the provisions of this Deed, the terms and conditions of the Original Documents, the First Framework Deed and the Relevant Documents entered into on or before the date of this Deed and all other instruments and agreements executed, delivered or entered into thereunder or pursuant thereto are hereby confirmed and shall remain in full force and effect. (c) Save as expressly set out herein, the Obligors represent and warrant that the Creditor Parties have not waived, released or otherwise modified, and undertake that they shall not assert that the Creditors Parties have waived, released or otherwise modified, any of their rights and or the Obligors' obligations under any of the Original Documents, the First Framework Deed and the Relevant Documents. 5.2 Confirmations (a) Each Obligor hereby confirms, represents and warrants that: (i) the First Framework Deed and each of the Relevant Documents to which it is a party (and any Security created or guarantees granted thereunder) remains in full force and effect, and shall continue to be binding on itself notwithstanding the amendments and/or supplements to the Original Documents in the manner provided in this Deed; and (ii) each other Obligor's obligations and liabilities under or in connection with the First Framework Deed and the Relevant Documents shall, to the extent that such obligations and liabilities were guaranteed and/or secured by the Original Documents (including the Secured Indebtedness as defined in any Credit Agreement), be guaranteed by the guarantees granted by it under the First Framework Deed and the Relevant Documents to which it is a party and secured by the Transaction Security and the First Framework Deed and the Relevant Documents to which it is a party. (b) The Builder shall: (i) by the Effective Date, provide the Obligors with a letter from KEPPEL OFFSHORE & MARINE LIMITED confirming that each BUILDER Parent Guarantee (as defined in any Construction Contract (Type 2)) and each Parent Guarantee (as defined in any Construction Contract (Type 1)) remains in full force and effect and continues to guarantee the Builder's obligations under such Construction Contract in accordance with the terms of such Keppel Parent Guarantee notwithstanding the amendments and/or supplements to the Original Documents in the manner provided in this Deed; and (ii) procure that, as soon as reasonably practicable after the Effective Date, either: PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 18 (A) in accordance with article XI.6A(d) of each Construction Contract (Type 2), CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, SINGAPORE BRANCH shall deliver to each Purchaser under each Construction Contract (Type 2) by SWIFT through the relevant Purchaser's bank or by an equivalent means to be approved by each such Purchaser a confirmation that (1) the Refund Guarantee (as defined in such Construction Contract) in favour of such Purchaser continues to be in full force and effect; and (2) it consents to the extension of the expiry date of such Refund Guarantee to the date that is the scheduled delivery date of the relevant Vessel under that Construction Contract, as amended by this Deed; or (B) a replacement refund guarantee is issued by the Builder's bank (which bank must have a long term rating of at least "A" by Moody's Investor Services or Standard & Poor's rating services and be approved in advance by the relevant Purchaser), substantially in the form set out in "Exhibit A" to the relevant building contract amendment agreement dated 24 May 2017 in respect of the relevant Construction Contract (Type 2), and the terms of article XI.6 of the relevant Construction Contract, as amended by this Deed, apply to any replacement refund guarantee issued pursuant to this paragraph. 6. Indemnities, costs and expenses 6.1 Transaction expenses The Obligors (other than the IHC) shall, immediately upon written demand by any Creditor Party, pay to that Creditor Party the amount of all reasonable costs and expenses (including legal and adviser fees) incurred by that Creditor Party in connection with the confirmations contemplated in paragraph (b) of Clause 5.2 (Confirmations) or the negotiation, preparation, printing, execution and perfection of: (a) this Deed and any other documents referred to in this Deed or in a Relevant Document; and (b) any other Relevant Documents executed after the date of this Deed. 6.2 Indemnities separate Each indemnity in each Relevant Document shall: (a) constitute a separate and independent obligation from the other obligations in that document or any other Relevant Document; (b) give rise to a separate and independent cause of action; (c) apply irrespective of any indulgence granted by any Creditor Party; PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 19 (d) continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of the Secured Liabilities or any other judgment or order; and (e) apply whether or not any claim under it relates to any matter disclosed by any Obligor or otherwise known to any Creditor Party. 7. Representations Each of the representations set out in clause 8 (Representations) of the First Framework Deed (other than clause 8.14 (Repetition) thereof) are deemed to be made by each Obligor as if references in such representations to: (a) "this Deed" are references to this Deed; and (b) a "Relevant Document" include this Deed and each Supplemental Security Document which it is party to, and by reference to the facts and circumstances then existing on: (i) the date of this Deed; (ii) the date on which the Creditor Parties are or would have been obliged to provide a notification to the Obligors' Agent pursuant to paragraph (b) of Clause 3.1 (Conditions precedent); (iii) the Effective Date; and (iv) each Delivery Date (as defined in any Construction Contract), each Scheduled Delivery Date (as defined in any Construction Contract), each Extended Delivery Date (as defined in any Construction Contract) and for the avoidance of doubt each date on which a Vessel is intended to be delivered to the relevant Purchaser under the relevant Construction Contract. 8. General undertakings The Obligors shall comply with the undertakings in this Clause 8 and shall procure that each other Obligor will comply with the undertakings in this Clause 8 (insofar as such undertakings relate to that Obligor, its assets or the Relevant Documents to which it is a party) during the Security Period. 8.1 Authorisations Each Obligor shall promptly: (a) obtain, comply with and do all that is necessary to maintain in full force and effect; and (b) supply certified copies to the Creditor Parties of, PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 20 any Authorisation required under any law or regulation of a Relevant Jurisdiction to: (i) enable it to perform its obligations under the Relevant Documents to which it is a party; (ii) ensure the legality, validity, enforceability or admissibility in evidence of the Relevant Documents to which it is a party; and (iii) carry on its business where failure to do so has or is reasonably likely to have a Material Adverse Effect. 8.2 Repayment of Other Secured Agreements (a) The Obligors shall procure that on and from the Effective Date, no amount of any principal (or any instalments of any principal) or any purchase price (or instalments thereof) under each of the following agreements (each a "Other Secured Agreement") shall fall due or be paid before the respective dates set out below: (i) in relation to the US$450,000,000 Senior Secured Credit Facilities Agreement dated 25 June 2019 entered into between, amongst others, the Parent and/or other relevant members of the Group and DNB BANK ASA, DANSKE BANK, NORWEGIAN BRANCH, CITIBANK N.A., JERSEY BRANCH, GOLDMAN SACHS BANK USA and CLIFFORD CAPITAL PTE. LTD., and: (A) in relation to interest, trade finance facility costs and commitment fees due and payable in September 2020 which has capitalised under that agreement, 1 September 2021; (B) in relation to interest, trade finance facility costs and commitment fees due and payable in December 2020 which has capitalised under that agreement, 1 December 2021; and (C) in relation to all other amounts of any principal (or any instalments of any principal) or any purchase price (or instalments thereof), 1 January 2023; (ii) in relation to the US$100,000,000 Senior Secured Credit Facilities Agreement dated 25 June 2019 entered into between the Parent and/or other relevant members of the Group and DNB BANK ASA and DANSKE BANK, NORWEGIAN BRANCH, 1 January 2023, and: (A) in relation to interest, trade finance facility fees or costs and commitment fees due and payable in September 2020 which has capitalised under that agreement, 1 September 2021; (B) in relation to interest, trade finance facility fees or costs and commitment fees due and payable in December 2020 which has capitalised under that agreement, 1 December 2021; and PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 21 (C) in relation to all other amounts of any principal (or any instalments of any principal) or any purchase price (or instalments thereof), 1 January 2023; (iii) in relation to the US$195,000,000 Secured Term Loan Facility Agreement dated 25 June 2019 entered into between the Parent and/or other relevant members of the Group and HAYFIN SERVICES LLP, 1 January 2023; (iv) in relation to the sale and purchase agreement dated 9 October 2017 between BORR GALAR INC. (formerly known as BORR JACK-UP XVII INC.) and PPL SHIPYARD PTE. LTD. ("PPL") with respect to the sale and purchase of the "GALAR" as novated by a novation agreement dated 16 January 2020 between BORR GALAR (UK) LIMITED, BORR GALAR INC., PPL and the Parent, and: (A) in relation to interest which has capitalised under that agreement, 1 March 2023; and (B) in relation to all other amounts of any principal (or any instalments of any principal) or any purchase price (or instalments thereof), 1 May 2023; (v) in relation to the sale and purchase agreement dated 9 October 2017 between BORR GERD INC. (formerly known as BORR JACK-UP XVIII INC.) and PPL with respect to the sale and purchase of the "GERD", and: (A) in relation to interest which has capitalised under that agreement, 1 March 2023; and (B) in relation to all other amounts of any principal (or any instalments of any principal) or any purchase price (or instalments thereof), 1 May 2023; (vi) in relation to the sale and purchase agreement dated 9 October 2017 between BORR GERSEMI INC. (formerly known as BORR JACK-UP XIX INC.) and PPL with respect to the sale and purchase of the "GERSEMI" as acquired by BORR GESEMI (UK) LIMITED and subsequently novated by a novation agreement dated 26 June 2019 between BORR GERSEMI INC., PPE, BORR GESEMI (UK) LIMITED and the Parent, and: (A) in relation to interest which has capitalised under that agreement, 1 March 2023; and (B) in relation to all other amounts of any principal (or any instalments of any principal) or any purchase price (or instalments thereof), 1 May 2023; (vii) in relation to the sale and purchase agreement dated 9 October 2017 between BORR GRID INC. (formerly known as BORR JACK-UP XX INC.) and PPL with respect to the sale and purchase of the "GRID" as acquired by BORR GRID (UK) LIMITED and subsequently novated by a novation agreement dated 26 June 2019 between BORR GRID INC., PPE, BORR GRID (UK) LIMITED and the Parent, and: PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 22 (A) in relation to interest which has capitalised under that agreement, 1 March 2023; and (B) in relation to all other amounts of any principal (or any instalments of any principal) or any purchase price (or instalments thereof), 1 May 2023; (viii) in relation to the sale and purchase agreement dated 9 October 2017 between BORR GROA INC. (formerly known as BORR JACK-UP XXII INC.) and PPL with respect to the sale and purchase of the "GROA", and: (A) in relation to interest which has capitalised under that agreement, 1 March 2023; and (B) in relation to all other amounts of any principal (or any instalments of any principal) or any purchase price (or instalments thereof), 1 May 2023; (ix) in relation to the sale and purchase agreement dated 9 October 2017 between BORR GUNNLOD INC. (formerly known as BORR JACK-UP XXI INC.) and PPL with respect to the sale and purchase of the "GUNNLOD", and: (A) in relation to interest which has capitalised under that agreement, 1 March 2023; and (B) in relation to all other amounts of any principal (or any instalments of any principal) or any purchase price (or instalments thereof), 1 May 2023; (x) in relation to the rig construction agreement dated 9 October 2017 between BORR GYME INC. (formerly known as BORR JACK-UP XXIII INC.) and PPL with respect to the construction, sale and purchase of the "GYME", and: (A) in relation to interest which has capitalised under that agreement, 1 March 2023; and (B) in relation to all other amounts of any principal (or any instalments of any principal) or any purchase price (or instalments thereof), 1 May 2023; (xi) in relation to the rig construction agreement dated 9 October 2017 between BORR NATT INC. (formerly known as BORR JACK-UP XXIV INC.) and PPL with respect to the construction, sale and purchase of the "NATT", and: (A) in relation to interest which has capitalised under that agreement, 1 March 2023; and (B) in relation to all other amounts of any principal (or any instalments of any principal) or any purchase price (or instalments thereof), 1 May 2023; (xii) in relation to the rig construction agreement dated 9 October 2017 between BORR NJORD INC. (formerly known as BORR JACK-UP XXV INC.) and PPL with respect PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 23 to the construction, sale and purchase of the "NJORD" as novated by a novation agreement dated 16 January 2020 between BORR NJORD (UK) LIMITED, BORR NJORD INC., PPL and the Parent, and: (A) in relation to interest which has capitalised under that agreement, 1 March 2023; and (B) in relation to all other amounts of any principal (or any instalments of any principal) or any purchase price (or instalments thereof), 1 May 2023; and (xiii) in relation to any document relating to the indebtedness created by, or the terms of, any refinancing referred to in paragraph (b)(iv) below, the date specified herein in relation to the relevant Other Secured Agreement which is being refinanced. (b) Paragraph (a) above shall not apply to: (i) any mandatory prepayment made in relation to the sale or total loss or exercise of creditor purchase option (including the exercise of the option of the relevant member of the Group to cancel the creditor purchase option by repaying the principal or purchase price owing in respect of such rig) in respect of a rig currently owned and operated by any member of the Group which is, as at the date of this Deed, subject to a first preferred or priority ship mortgage in as Security for outstanding amounts under that Other Secured Agreement provided that the amount of such prepayment shall not exceed the proceeds received by the relevant member of the Group in respect of such sale, total loss or purchase option; (ii) payments of principal (or any instalments of any principal) or any purchase price (or instalments thereof) to PPL arising under each of the agreements listed in paragraphs (a)(iv) to (a)(xii) above provided that the aggregate amount of such payments made: (A) in the calendar year 2021 shall not exceed US$6,000,000; and (B) in the calendar year 2022 shall not exceed US$12,000,000; (iii) notional repayment of principal under any revolving credit facility under the Other Secured Agreements listed in paragraphs (a)(i) to (a)(ii) above provided that an equivalent amount is concurrently redrawn under such facility and deemed to be applied towards such repayment; or (iv) any repayment of principal under any Other Secured Agreement which is refinanced in full, provided that the terms of the documents relating to the indebtedness created by, or the terms of, that refinancing comply with the provisions of paragraph (a) above. 8.3 Further assurance (a) Each Obligor shall promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as any Creditor Party PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 24 may specify (and in such form as that Creditor Party may require in favour of that Creditor Party or its nominee(s)): (i) to perfect the Security created or intended to be created under or evidenced by the Relevant Documents to which it is a party (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security to which it is a party) or for the exercise of any rights, powers and remedies of that Creditor Party or the other Creditor Parties provided by or pursuant to the Relevant Documents to which it is a party or by law; (ii) to confer on that Creditor Party, Security over any property and assets of that Obligor located in any jurisdiction, equivalent or similar to the Security intended to be conferred by or pursuant to the Relevant Documents to which it is a party; and/or (iii) to facilitate the realisation of the assets which are, or are intended to be, the subject of the Transaction Security to which it is a party. (b) Each Obligor shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection, maintenance or modification of any Security conferred or intended to be conferred on any Creditor Party by or pursuant to the Relevant Documents to which it is a party. 9. Changes to the Parties 9.1 Assignments and transfers (a) No Party may assign any of its rights and benefits or transfer any of its rights, benefits and obligations in respect of this Deed or any Relevant Document. (b) Any Creditor Party may assign any of its rights and benefits or transfer by novation any of its rights, benefits and obligations in respect of this Deed to any person whom it assigns any of its rights and benefits, or transfers by novation, to any of its rights, benefits and obligations under and in accordance with the terms of any Construction Contract or any Credit Agreement. 10. Notices Clause 13 (Notices) of the First Framework Deed applies to this Deed mutatis mutandis as if it were expressly incorporated herein as if references therein to "this Deed" are references to this Deed, save that for the purposes of clause 13.3 (Addresses) of the First Framework Deed the address and electronic mail address and department or officer, if any, for whose attention the communication is to be made of the IHC is those notified to the Creditor Parties in any Relevant Document previously delivered to any Creditor Party, or any substitute electronic mail address, address or department or officer as the IHC may notify to the Creditor Parties by not less than five Business Days' notice. PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 25 11. Partial invalidity If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired. 12. Remedies, rights and waivers 12.1 Exercise of rights No failure to exercise, nor any delay in exercising, on the part of any Creditor Party, any right or remedy under a Relevant Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any Relevant Document. No election to affirm any of the Relevant Documents on the part of any Creditor Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Relevant Document are cumulative and not exclusive of any rights or remedies provided by law. 12.2 Creditor Parties' rights and obligations (a) The obligations of each Creditor Party under the Relevant Documents are several. Failure by a Creditor Party to perform its obligations under the Relevant Documents does not affect the obligations of any other Party under the Relevant Documents. No Creditor Party is responsible for the obligations of any other Creditor Party under the Relevant Documents. (b) The rights of each Creditor Party under or in connection with the Relevant Documents are separate and independent rights and any debt arising under the Relevant Documents to a Creditor Party from an Obligor is a separate and independent debt in respect of which a Creditor Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Creditor Party include any debt owing to that Creditor Party under the Relevant Documents and, for the avoidance of doubt, any amount owed by an Obligor which relates to a Creditor Party's role under a Relevant Document (including any such amount payable to the Creditor Party on its behalf) is a debt owing to that Creditor Party by that Obligor. (c) A Creditor Party may separately enforce its rights under or in connection with the Relevant Documents. 12.3 Amendments and waivers (a) Any term of this Deed may be amended or waived only with the consent of the Creditor Parties and the Obligors. (b) Without prejudice to the other provisions of the Relevant Documents, each Obligor agrees to any such amendment or waiver permitted by this Clause 12.3 which is agreed to by the PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 26 Obligors' Agent. This includes any amendment or waiver which would, but for this paragraph (b) require the consent of all of the Obligors. 13. Counterparts This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed. 14. Governing law This Deed and any non-contractual obligations arising from or in connection with this Deed, shall be governed by, and construed in accordance with the laws of England. 15. Enforcement Clause 18 (Enforcement) of the First Framework Deed applies to this Deed mutatis mutandis as if it were expressly incorporated herein as if references therein to "this Deed" are references to this Deed. [ the rest of this page has been intentionally left blank ] PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 27 Schedule 1 List of parties Vessel Purchaser Debtor Hull No. B358 "HILD" Not relevant Borr Hild Inc. (formerly known as Borr Jack-Up XXVII Inc.), a company incorporated under the laws of the Marshall Islands with registration number 92787 and having its registered address at Trust Company Complex, Ajeltake Island, Ajeltake Island, Majuro, Marshall Islands MH 96960. Hull No. B360 "HEIMDAL" Not relevant Borr Heimdal Inc. (formerly known as Borr Jack-Up XXVIII Inc.), a company incorporated under the laws of the Marshall Islands with registration number 92789 and having its registered address at Trust Company Complex, Ajeltake Island, Ajeltake Island, Majuro, Marshall Islands MH 96960. Hull No. B361 "HERMOD" Not relevant Borr Hermod Inc. (formerly known as Borr Jack-Up XXIX Inc.), a company incorporated under the laws of the Marshall Islands with registration number 92788 and having its registered address at Trust Company Complex, Ajeltake Island, Ajeltake Island, Majuro, Marshall Islands MH 96960. Hull No. B380 "HULDRA" Borr Huldra Inc. (formerly known as Borr Jack-Up XXX Inc.), a company incorporated under the laws of the Marshall Islands with registration number 92785 and having its registered office at Trust Company Complex, Ajeltake Island, Majuro, Marshall Islands MH 96960. Borr Huldra Inc. (formerly known as Borr Jack-Up XXX Inc.), a company incorporated under the laws of the Marshall Islands with registration number 92785 and having its registered office at Trust Company Complex, Ajeltake Island, Majuro, Marshall Islands MH 96960. Hull No. B381 "HEIDRUN" Borr Heidrun Inc. (formerly known as Borr Jack-Up XXXI Inc.), a company incorporated under the laws of the Marshall Islands with registration number 92786 and having its registered office at Trust Company Complex, Ajeltake Island, Majuro, Marshall Islands MH 96960. Borr Heidrun Inc. (formerly known as Borr Jack-Up XXXI Inc.), a company incorporated under the laws of the Marshall Islands with registration number 92786 and having its registered office at Trust Company Complex, Ajeltake Island, Majuro, Marshall Islands MH 96960. PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 28 Hull No. B366 "TIVAR" Borr Tivar Inc. (formerly known as Borr Jack-Up V Inc.), a company incorporated under the laws of the Marshall Islands with registration number 89740 and having its registered address at Trust Company Complex, Ajeltake Island, Majuro, Marshall Islands MH 96960. N/A Hull No. B367 "VALE" Borr Vale Inc. (formerly known as Borr Jack-Up VI Inc.), a company incorporated under the laws of the Marshall Islands with registration number 89741 and having its registered address at Trust Company Complex, Ajeltake Island, Majuro, Marshall Islands MH 96960. N/A Hull No. B368 "VAR" Borr Var Inc. (formerly known as Borr Jack-Up VII Inc.), a company incorporated under the laws of the Marshall Islands with registration number 89742 and having its registered address at Trust Company Complex, Ajeltake Island, Majuro, Marshall Islands MH 96960. N/A PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 29 Schedule 2 Conditions precedent and conditions subsequent Part 1 Conditions precedent 1. Obligors (a) A copy of the constitutional documents of each Obligor and, in relation to each Purchaser and each Debtor, a copy of a currently-dated Marshall Islands Certificate of Good Standing. (b) A copy of a resolution of the board of directors of each Obligor (or, in respect of the Parent, a copy of the extract of the board resolutions): (i) approving the terms of, and the transactions contemplated by, the Relevant Documents to which it is a party and resolving that it executes, delivers and performs the Relevant Documents to which it is a party; (ii) authorising a specified person or persons to execute the Relevant Documents to which it is a party on its behalf; (iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Relevant Documents to which it is a party; and (iv) resolving that it is in its best interests to enter into the transactions contemplated by the Relevant Documents to which it is a party. (c) An original of any power of attorney issued by any Obligor authorising a specified person or persons to execute the Relevant Documents to which that Obligor is a party. (d) A copy of (if necessary or desirable) a resolution signed by all the holders of the issued shares in any Obligor approving the terms of, and the transactions contemplated by, the Relevant Documents to which it is a party. (e) A certificate of a director of each Obligor: (i) attaching specimen(s) of the signature of each person executing a Relevant Document authorised by the resolution or power of attorney referred to in paragraphs (b) and (c) above; (ii) confirming that borrowing, guaranteeing or granting of Security to secure, as appropriate, the Secured Liabilities would not cause any borrowing, guaranteeing, granting of Security or similar limit binding on it to be exceeded; and (iii) certifying that each copy document relating to it or delivered on its behalf specified in this Part 1 of this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Effective Date. PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 30 2. Restructuring consents and documents 2.1 Key creditor consents (a) Evidence that, the Obligors will, on or about the Effective Date, be in compliance with Clause 8.2 (Repayment of Other Secured Agreements) (including copies of each document or agreement which evidence each party to each Other Secured Agreement's agreement to the matters referred to in Clause 8.2 (Repayment of Other Secured Agreements)). 3. Relevant Documents (a) Such number of copies of this Deed as the Creditor Parties may require, duly executed, dated and delivered by each party thereto. (b) Such number of copies of the following documents as the Creditor Parties may require: (i) in relation to the Original Credit Agreement (B358 HILD): (A) an amendment to the First Preferred Mortgage under that Credit Agreement in order to give effect to the provisions of this Deed; (B) a further assignment (in addition to the existing Assignment Of Earnings under that Credit Agreement) of all receivables and other rights and benefits due, payable or owing to the relevant Debtor under that Credit Agreement under a Charter Contract (as defined in that Credit Agreement), entered or to be entered into by the Debtor in favour of the Creditor as Security for the Secured Indebtedness (as defined in that Credit Agreement); (C) a further assignment (in addition to the existing Assignment Of Insurances under that Credit Agreement) of all rights and benefits due, payable or owing to the relevant Debtor under that Credit Agreement under the Insurances (as defined in that Credit Agreement) entered or to be entered into by the Debtor in favour of the Creditor as Security for the Secured Indebtedness (as defined in that Credit Agreement); and (D) a further charge (in addition to the existing Charge Over Shares) over all the issued share capital in the relevant Debtor under that Credit Agreement entered or to be entered into by the Parent and the IHC in favour of the Creditor as Security for the Secured Indebtedness (as defined in that Credit Agreement); (ii) in relation to the Original Credit Agreement (B360 HEIMDAL): (A) an amendment to the First Preferred Mortgage under that Credit Agreement in order to give effect to the provisions of this Deed; (B) a further assignment (in addition to the existing Assignment Of Earnings under that Credit Agreement) of all receivables and other rights and benefits PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 31 due, payable or owing to the relevant Debtor under that Credit Agreement under a Charter Contract (as defined in that Credit Agreement), entered or to be entered into by the Debtor in favour of the Creditor as Security for the Secured Indebtedness (as defined in that Credit Agreement); (C) a further assignment (in addition to the existing Assignment Of Insurances under that Credit Agreement) of all rights and benefits due, payable or owing to the relevant Debtor under that Credit Agreement under the Insurances (as defined in that Credit Agreement) entered or to be entered into by the Debtor in favour of the Creditor as Security for the Secured Indebtedness (as defined in that Credit Agreement); and (D) a further charge (in addition to the existing Charge Over Shares) over all the issued share capital in the relevant Debtor under that Credit Agreement entered or to be entered into by the Parent and the IHC in favour of the Creditor as Security for the Secured Indebtedness (as defined in that Credit Agreement); (iii) in relation to the Original Credit Agreement (B361 HERMOD): (A) an amendment to the First Preferred Mortgage under that Credit Agreement in order to give effect to the provisions of this Deed; (B) a further assignment (in addition to the existing Assignment Of Earnings under that Credit Agreement) of all receivables and other rights and benefits due, payable or owing to the relevant Debtor under that Credit Agreement under a Charter Contract (as defined in that Credit Agreement), entered or to be entered into by the Debtor in favour of the Creditor as Security for the Secured Indebtedness (as defined in that Credit Agreement); (C) a further assignment (in addition to the existing Assignment Of Insurances under that Credit Agreement) of all rights and benefits due, payable or owing to the relevant Debtor under that Credit Agreement under the Insurances (as defined in that Credit Agreement) entered or to be entered into by the Debtor in favour of the Creditor as Security for the Secured Indebtedness (as defined in that Credit Agreement); and (D) a further charge (in addition to the existing Charge Over Shares) over all the issued share capital in the relevant Debtor under that Credit Agreement entered or to be entered into by the Parent and the IHC in favour of the Creditor as Security for the Secured Indebtedness (as defined in that Credit Agreement); and (iv) any other documents, deeds or amendments or supplements to any Security Document (as defined in any Original Credit Agreement) as may be necessary or desirable to give effect to the provisions of this Deed or the Credit Agreements, PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 32 (each a "Supplemental Security Document") in each case, duly executed, dated and delivered by each party thereto. (c) A copy of all letters, notices, instructions, share certificates, transfers and stock transfer forms or other deliverables required to be delivered to any Creditor Party and/or sent to any person pursuant to the Supplemental Security Documents, where applicable duly executed by each party thereto (but excluding for the avoidance of doubt any acknowledgments required to be obtained in respect of such deliverables). 4. Legal opinions (a) An agreed form of a legal opinion in relation to the laws of England from Latham & Watkins LLP, addressed to the Creditor Parties. (b) An agreed form of a legal opinion in relation to the laws of Bermuda from Zuill & Co, addressed to the Creditor Parties. (c) An agreed form of a legal opinion in relation to the laws of the Marshall Islands from Holland & Knight LLP, addressed to the Creditor Parties. 5. Others (a) Evidence that any process agent referred to in the Relevant Documents (if not an Obligor) has accepted its appointment. (b) A copy of any other Authorisation or other document, opinion or assurance which any Creditor Party considers to be necessary or desirable (if it has notified the Obligors' Agent accordingly) in connection with the entry into and performance of the transactions contemplated by any Relevant Document or for the validity and enforceability of any Relevant Document. (c) A draft of any filings, disclosures, announcement or publicity relating to this Deed which is to be made by any Obligor pursuant to the rules of any relevant stock exchange on which shares in or other securities of such Obligor are listed. Part 2 Conditions subsequent 6. Relevant Documents (a) By the Effective Date, evidence that: (i) the amendment to the First Preferred Mortgage under the Original Credit Agreement (B358 HILD), referred to in paragraph 3(b)(i)(A) above, (ii) the amendment to the First Preferred Mortgage under the Original Credit Agreement (B360 HEIMDAL) referred to in paragraph 3(b)(ii)(A) above; and PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

66306218.1/1020002884 33 (iii) the amendment to the First Preferred Mortgage under the Original Credit Agreement (B361 HERMOD) referred to in paragraph 3(b)(iii)(A) above, have been registered with the Office of the Deputy Commissioner of Maritime Affairs of the Republic of Liberia; (b) By the date falling five Business Days after the Effective Date: (i) such number of originals of this Deed and the Supplemental Security Documents as the Creditor Parties may require, duly executed, dated and delivered by each party thereto; (ii) duly acknowledged copies of all letters, notices and instructions required to be sent to any person pursuant to the Supplemental Security Documents; and (iii) any other Authorisations in respect of the Supplemental Security Documents as may be required or recommended in any legal opinion referred to in paragraph 7 of this Schedule 2. (c) As soon as reasonably practicable, and in case by the date falling 30 days after the Effective Date, a copy of the Certificate of Registration of a Mortgage/Charge with the Registrar of Companies in Bermuda in relation to each Supplemental Security Document which is entered into by any Obligor incorporated under the laws of Bermuda. 7. Opinion (a) By the date falling one Month after the Effective Date, an issued copy of each agreed form legal opinion delivered to the Creditor Parties pursuant to Clause 3.1 (Conditions precedent), in the agreed form delivered to the Creditor Parties pursuant to Clause 3.1 (Conditions precedent). 8. Others (a) By the relevant due date specified by the Creditor Parties, each condition precedent and/or condition subsequent specified in Clause 3 which the Creditor Parties have agreed to waive on the condition that such conditions will be fulfilled by the aforementioned date. PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

SIGNATURE PAGES – SECOND FRAMEWORK DEED IN WITNESS WHEREOF THIS DEED has been entered into on the date stated at the beginning of this Deed, and executed as a deed by the Parties and is intended to be and is hereby delivered as a deed by the Parties on the date specified above. The Parent EXECUTED and DELIVERED as a DEED for and on behalf of BORR DRILLING LIMITED by: ____________________ Director Name: in the presence of ____________________ Witness Name: Georgina E. Sousa Claire Burnard PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

SIGNATURE PAGES – SECOND FRAMEWORK DEED The IHC EXECUTED and DELIVERED as a DEED for and on behalf of BORR IHC LIMITED by: ____________________ Director Name: in the presence of ____________________ Witness Name: Georgina E. Sousa Claire Burnard PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

SIGNATURE PAGES – SECOND FRAMEWORK DEED The Purchasers EXECUTED and DELIVERED as a DEED for and on behalf of BORR HULDRA INC. (formerly known as BORR JACK-UP XXX INC.) by: ____________________ Director Name: in the presence of ____________________ Witness Name: Joyce McGuinness Claire Burnard PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

SIGNATURE PAGES – SECOND FRAMEWORK DEED EXECUTED and DELIVERED as a DEED for and on behalf of BORR HEIDRUN INC. (formerly known as BORR JACK-UP XXXI INC.) by: ____________________ Director Name: in the presence of ____________________ Witness Name: Joyce McGuinness Claire Burnard PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

SIGNATURE PAGES – SECOND FRAMEWORK DEED EXECUTED and DELIVERED as a DEED for and on behalf of BORR TIVAR INC. (formerly known as BORR JACK-UP V INC.) by: ____________________ Director Name: in the presence of ____________________ Witness Name: Claire Burnard Georgina E. Sousa PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

SIGNATURE PAGES – SECOND FRAMEWORK DEED EXECUTED and DELIVERED as a DEED for and on behalf of BORR VALE INC. (formerly known as BORR JACK-UP VI INC.) by: ____________________ Director Name: in the presence of ____________________ Witness Name: Claire Burnard Georgina E. Sousa PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

SIGNATURE PAGES – SECOND FRAMEWORK DEED EXECUTED and DELIVERED as a DEED for and on behalf of BORR VAR INC. (formerly known as BORR JACK-UP VII INC.) by: ____________________ Director Name: in the presence of ____________________ Witness Name: Claire Burnard Georgina E. Sousa PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

SIGNATURE PAGES – SECOND FRAMEWORK DEED The Debtors EXECUTED and DELIVERED as a DEED for and on behalf of BORR HILD INC. (formerly known as BORR JACK-UP XXVII INC.) by: ____________________ Director Name: in the presence of ____________________ Witness Name: Claire Burnard Georgina E. Sousa PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

SIGNATURE PAGES – SECOND FRAMEWORK DEED EXECUTED and DELIVERED as a DEED for and on behalf of BORR HEIMDAL INC. (formerly known as BORR JACK-UP XXVIII INC.) by: ____________________ Director Name: in the presence of ____________________ Witness Name: Joyce McGuinness Claire Burnard PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

SIGNATURE PAGES – SECOND FRAMEWORK DEED EXECUTED and DELIVERED as a DEED for and on behalf of BORR HERMOD INC. (formerly known as BORR JACK-UP XXIX INC.) by: ____________________ Director Name: in the presence of ____________________ Witness Name: Caroline Trimby Claire Burnard PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

Tan Leong Peng Managing Director PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

Director PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).